© 2005 AGL Resources.  All rights reserved.
2005 CEO Energy/Power Conference

September 8, 2005
Waldorf Astoria, New York City, NY
Douglas N. Schantz
President, Sequent Energy Management

Important Note to
Investors – Forward
Looking Statements

   Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements involve matters that are not historical facts and because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," "can," "could," "estimate,"
"expect," "forecast," "indicate," "intend," "may," "plan," "predict," "project,” "future," "seek," "should," "target,"
"will," "would," or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe that our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control -
that could cause results to differ significantly from our expectations. Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products, impact of changes in state and federal legislation and regulation, actions taken by government agencies on rates and other matters,  concentration of credit risk, utility and energy industry consolidation, impact of acquisitions and divestitures, direct or indirect effects on AGL Resources' business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors, interest rate fluctuations, financial market conditions and general economic conditions, uncertainties about environmental issues and the related impact of such issues, impacts of changes in weather upon the temperature-sensitive portions of the business, acts of war or terrorism, and other factors which can be found in our filings with the Securities and Exchange Commission, which we incorporate by reference in this presentation.  Forward-looking statements are only as of the date they are made, and we do not undertake any obligation to update these statements to reflect subsequent changes.
   Management does not affirm or update earnings guidance during private and one-on-one meetings with investors, but only updates or confirms earnings guidance through public disclosure and filing with the commission.  Earnings guidance is only effective as of the date it is given.  The company further disclaims any duty to update its guidance.

Important Note to Investors
    Non-GAAP Measures
   Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations.  EBIT is a non-GAAP
(accounting principles generally accepted in the United States of America) financial measure.  Items that are not included in EBIT are financing costs, including debt and interest expense, income taxes and the cumulative effect of changes in accounting principles.  The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations.

   Operating margin is a non-GAAP measure calculated as revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes.  These items are included in the company’s calculation of operating income.  The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers.
   EBIT and operating margin should not be considered as alternatives to, or more meaningful indicators of, the company’s operating performance than operating income or net income as determined in accordance with GAAP.  In addition, the company’s EBIT or operating margin may not be comparable to similarly titled measures of another company.

Who We Are ….
•	Largest natural gas distribution company in Southeast and Mid-Atlantic based on number of customers
•	Market capitalization of $2.9 billion
•	$5.4 billion in assets
•	Primarily a regulated business; focused on gas only
•	Strategic niche player in non-utility businesses: asset management; retail marketing; wholesale dark fiber

State   Customers
       (000s)
GA            1,566
NJ       267
VA       260
FL       103
TN          61
MD        6
Total      2,263
•
2.3 MM customers – scale
to succeed
•
Florida to New Jersey
geographic footprint
•
Unique gas position
across Eastern US
-
Florida Gas Transmission

ATG: Strong Regulated
Earnings and Asset Base
YTD 2005 Consolidated
EBIT by Segment
June 2005 Consolidated
Assets by Segment

ATG: Growth in
Market Capitalization

4-6%
Competitive
dividend yield
Target
Dividend yield
ranged from 3.5%
percent to 4.3%
during 2004.
Our Long-Term
Value Proposition
How do we deliver
the results?
•	Growth in earnings and dividends
•	Focus on returns and capital deployment
•	Buy assets at attractive prices
•	Maintain an appropriate capital structure
•	Improve cash flow from operations
•	Manage the details

Wtd. Avg. Shares (MM)      54.6           54.8                56.1                  63.1      66.3
ATG: A Track Record of
    Solid Earnings and
    Dividend Payout …

Credit Exposure by Counterparty Type
Note: Ratings are as a percentage of total credit exposure and include internally assigned ratings for non-rated counterparties.
Sequent: Defined Approach to
    Marketing, Asset Management
    and Risk Management

	Mid-2003	Mid-2005
Footprint	Southeastern-centric	Major in Northeast Firmly rooted in Midwest Moving into Canada, Rockies & Southwest
Sales Volume / Day	1.6 Bcf / day	2.3 Bcf / day
Number of Employees	42	100
Gas Daily Marketing rank	28th	16th
Percentage of gross margin from affiliated utilities	64%	31%
Producer services	None	Purchasing 300 MMcf/d from small and mid cap independents
Origination and structuring	None	Active origination & structuring
IT Systems	Linked spreadsheets & manual processes	ETRM
Control environment	Limited	Intensive
Sequent – What a Difference
Just Two Years Make

Sequent – Physical Logistics to
Capitalize on Inherent
Market Volatility

Sequent Energy Management
Storage Volume Under
Management

Sequent Energy Management
Trading
What trading means to Sequent: (customer focused)
•	Optimizing portfolio positions
•	Physical spread options (transportation)
•	Physical storage options (cash, futures, time)
•	Modest risk limits (proprietary trading)
What trading does not mean to Sequent:
•	Large outright speculative positions
•	Financial market making

NYMEX Futures
Henry Hub
Natural Gas Prices
(Jan 04 - Dec 06)

Historical Henry Hub Volatility

Rockies
Chicago
Mid Cont Field
S. Texas
Mid Atlantic
Northeast
Henry Hub
Waha
10.95
9.22
4.40
10.02
4.68
11.34
4.79
9.79
4.63
12.36
5.04
5.00
13.70
5.41
12.93
5.27
Locational Spreads
Rock to Henry
Waha to Henry
MC to Henry
Chicago to Henry
MA to Henry
NE to Henry
STX to Henry
Florida Z3 to Henry
2004
(.64)
(.36)
(.41)
(.04)
.23
.37
(.25)
.02
2005
(3.14)
(2.34)
(2.57)
(1.41)
.57
1.34
(1.02)
3.69
Florida Zone 3
16.05
5.06
Regional Prices and
Basis Differentials
Data as of August 30, 2005

Storage Another Key
Factor in Pricing Dynamics

Parting Thoughts
•	Welcome to the world of volatility
•	Enhanced appreciation of the physical frailness of energy logistics
•	Clear need for additional high cycle storage
•	Increasing role of LNG in the supply mix
•	Do not do this at home without parental supervision